Exhibit 99.1

MILLENNIAL MEDIA REPORTS 2014 FOURTH QUARTER AND FULL YEAR FINANCIAL RESULTS

Fourth Quarter Revenue $86.4 Million

Baltimore, MD (March 9, 2015) —Millennial Media, Inc. (NYSE: MM), the leading independent mobile advertising marketplace, today reported financial results for the fourth quarter and full year ended December 31, 2014.

Financial Results and Business Highlights for the Fourth Quarter of 2014

Revenue: For the fourth quarter of 2014, revenue was $86.4 million compared to $96.7 million in the fourth quarter of 2013.

Gross Margin: For the fourth quarter of 2014, gross margin was 38.3% compared with gross margin of 38.7% for the fourth quarter of 2013.

Net Income (Loss): For the fourth quarter of 2014, on a GAAP basis, net loss was $(11.6) million, compared to net loss of $(3.7) million for the fourth quarter of 2013.

Adjusted EBITDA: For the fourth quarter of 2014, Adjusted EBITDA, a non-GAAP financial measure (see definition below), was a loss of $(1.8) million, compared to Adjusted EBITDA of $7.6 million for the fourth quarter of 2013.

Net Income (Loss) per Share: For the fourth quarter of 2014, on a GAAP basis, basic and diluted net loss per share was $(0.10), compared to basic and diluted net loss per share of $(0.04) for the fourth quarter of 2013.

Non-GAAP Net Income (Loss) Per Share: For the fourth quarter of 2014, non-GAAP net loss per share (see definition below) was $(0.02), compared to non-GAAP net income per share of $0.08 for the fourth quarter of 2013.

Other Business Metrics: As of December 31, 2014, Millennial Media reached over 650 million monthly unique users globally, including approximately 175 million monthly unique users in the United States alone. As of December 31, 2014, approximately 60,000 apps were enabled by mobile app developers to operate on Millennial Media’s platform, and Millennial Media had more than 700 million proprietary, anonymous user profiles used for delivering the most relevant ads to consumers, including over 60 million cross screen profiles linking users across mobile devices and PCs.

Financial Results for the Full Year 2014

Revenue: For the full year 2014, revenue was $296.2 million compared to $259.2 million for the full year 2013.

Gross Margin: For the full year 2014, gross margin was 39.3% compared to gross margin of 40.3% for 2013.

Net Income (Loss): For the full year 2014, net loss, on a GAAP basis, was $(149.1) million, and includes an impairment write-down on goodwill and intangible assets of $93.5 million, compared to net loss of $(15.1) million for the full year 2013.

Adjusted EBITDA: For the full year 2014, Adjusted EBITDA was a loss of $(19.4) million compared to Adjusted EBITDA of $9.0 million for the full year 2013.

Net Income (Loss) per Share: For the full year 2014, on a GAAP basis, basic and diluted net loss per share was $(1.36), and includes the impairment write-down on goodwill and intangible assets of $(0.85) per share, compared to $(0.18) for the full year 2013.

Non-GAAP Net Income (Loss) Per Share: For the full year 2014, non-GAAP net loss per share was $(0.18), compared to non-GAAP net income per common share of $0.10 for the full year 2013.

“Millennial Media ended 2014 on a high note. We successfully completed our acquisition of Nexage, added several key management personnel, and exceeded our fourth quarter revenue expectations,” said Michael Barrett, CEO of Millennial Media. “Through these accomplishments, we’ve entered 2015 with a stronger, more complete set of tools to help us execute on our full-stack marketplace vision and make mobile simple for our partners. We’ve already begun inventory integrations to our owned and operated programmatic exchange, The Millennial Media Exchange powered by Nexage, which will enable hundreds of mobile ad buyers to transact with thousands of developers and publishers. Supported by the foundation of our managed media business, we expect to accelerate our programmatic platform capabilities and revenue production during 2015.”

Outlook

For the first quarter of 2015, Millennial Media currently expects total gross billings to be in the range of $69.0 million to $72.0 million, comprised of $50.0 million to $52.0 million for its managed media business and $19.0 million to $20.0 million for its platform business. Gross billings is a new metric that Millennial Media is introducing for the first quarter of 2015 and is defined as total dollars spent across both the managed media and platform businesses. For Millennial Media’s managed media business, gross billings is the same as GAAP revenue. However, for GAAP purposes, Millennial Media’s revenue from Nexage activity in its platform business is recorded on a net, rather than gross, basis. In this portion of the platform business, the Company has determined it is acting as the agent and not the principal in the relationship and therefore records revenues net of media costs. Millennial Media believes that gross billings, which is calculated before media costs, provides investors with a view of the overall dollars spent across its platform business.

Millennial Media expects total GAAP revenue for the first quarter of 2015 to be in the range of $55.0 million to $58.0 million, comprised of managed media GAAP revenue between $50.0 million to $52.0 million and platform GAAP revenue between $5.0 million to $6.0 million. We expect Adjusted EBITDA for the first quarter of 2015 to be in the range of a loss of $(14.0) million to $(15.0) million.

For the year ending December 31, 2015, based on information as of today, Millennial Media expects total gross billings to be in the range of $435.0 million to $459.0 million, comprised of $275.0 million to $290.0 million for its managed media business and $160.0 million to $169.0 million for platform. Millennial Media expects total GAAP revenue for the full year 2015 to be in the range of $311.0 million to $342.0 million, comprised of managed media GAAP revenue between $275.0 million to $290.0 million and platform GAAP revenue between $36.0 million to $52.0 million. We currently expect Adjusted EBITDA for Q4 2015 to be positive.

Attached Pro Forma Schedules:

On December 4, 2014, Millennial Media closed its acquisition of Nexage, Inc. For GAAP purposes, Nexage’s results have been included with those of Millennial Media as of December 5, 2014.  For a comparison of historical results, the Company is providing a statement of operations on a pro forma combined basis attached to this press release that highlights results of Nexage and Millennial Media for each quarter and for the full year ended December 31, 2014, both on a stand-alone basis and in combination from the date of acquisition. In addition, the Company is providing a pro forma schedule for 2014 combined quarterly and annual revenue and gross billings for Millennial Media and Nexage on the same basis that the Company will use to report its revenue in 2015.

Fourth Quarter 2014 Financial Results Conference Call: Millennial Media will host a conference call today at 5:00 p.m. ET to discuss its fourth quarter and full year financial results, developments in its business, and the Company’s expectations for the first quarter of 2015. A live webcast of the event will be available on the Investor Relations page of the Millennial Media website at http://investors.millennialmedia.com. A live domestic dial-in is available at 800-299-9630 (U.S.) or 617-786-2904 (international) using passcode 84946599. If you are unable to listen to the live conference call, a replay will be available through March 16, 2014, and can be accessed by dialing 888-286-8010 (U.S.) or 617-801-6888 (international) using passcode 12395467. An archived version of the webcast will also be available at http://investors.millennialmedia.com.

Non-GAAP Financial Measures

To supplement its consolidated financial statements, which are prepared and presented in accordance with U.S. generally accepted accounting principles (“GAAP”), Millennial Media reports Adjusted EBITDA, which is a non-GAAP financial measure defined as net income or net loss before interest, taxes, depreciation, amortization, adjusted to eliminate goodwill and intangible asset impairment charges, non-cash stock-based compensation and expenses related to acquisitions, such as costs for services of lawyers, investment bankers, accountants and other third parties and acquisition-related severance costs, bonuses and retention bonuses and accrual of retention payments that represent contingent compensation to be recognized over a requisite period. Millennial Media defines non-GAAP net income (loss) per share as Adjusted EBITDA divided by diluted weighted average shares outstanding. Millennial Media uses these non-GAAP financial measures for financial and operational decision making and as a means to evaluate period-to-period comparisons. Millennial Media believes that these measures provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by management in its financial and operational decision making. Non-GAAP financial measures should be considered in addition to results and guidance prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results.

Millennial Media also presents Adjusted EBITDA on a pro forma combined basis. Pro forma combined Adjusted EBITDA includes results of the Company’s Nexage, LLC subsidiary for the entire period presented. A reconciliation of historical Adjusted EBITDA to net loss, the most directly comparable GAAP financial measure, for each of Millennial Media and Nexage and on a pro forma combined basis, is set forth in the tables following this release.

About Millennial Media

Millennial Media is the leading independent mobile marketplace, making mobile advertising simple for the world’s top brands, app developers, and mobile web publishers. Millennial Media’s unique data and technology assets enable its advertising clients to connect with their target audiences at scale. Millennial Media also drives monetization for its publisher and developer partners by connecting them to networks, advertisers, and a real-time-bidding, or RTB, exchange. For more information, visit www.millennialmedia.com.

Forward-Looking Statements

The statements in this press release that are not historical facts constitute “forward-looking statements” that involve risks and uncertainties and are made pursuant to the Private Securities Litigation Reform Act of 1995. These forward-looking statements include expectations regarding financial results for the first quarter of 2015 and revenue for the full year 2015. The achievement or success of the matters covered by such forward-looking statements involve risks, uncertainties and assumptions, and if any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make. These risks and uncertainties include, but are not limited to, risks associated with our ability to accelerate growth and provide enhanced gross margin performance; our ability to expand our developer and advertiser base and increase demand for our services; our ability to keep pace with technological and market developments and remain competitive against larger companies in our industry as well as potential new entrants into our markets; and our recent acquisition of Nexage, including our ability to integrate the two businesses and realize the expected benefits from the acquisition. Further information on these and other factors that could affect our results is included in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2014, filed with the Securities and Exchange Commission (the “SEC”) on November 10, 2014 and other filings we make with the SEC from time to time. These documents are available on the ‘SEC Filings’ section of the Investor Relations page of our website at http://investors.millennialmedia.com.

The statements made in this release are based on information available to us as of the date of this release, and we assume no obligation and do not intend to update these forward-looking statements, except as required by law.

###

Investor Relations Contact

Joe Wilkinson

(443) 681-6238

IR@millennialmedia.com

Press Contact

Christina Feeney

(617) 301-4181

press@millennialmedia.com

Millennial Media, Inc.

Consolidated Balance Sheets

(in thousands, except share and per share data)

	December 31,	December 31,
	2014	2013
Assets
Current assets:
Cash and cash equivalents	$49,463	$99,237
Restricted cash	272	320
Accounts receivable, net of allowances of $3,016 and $4,773 as of December 31, 2014 and December 31, 2013, respectively	101,348	109,056
Prepaid expenses and other current assets	3,946	4,243
Total current assets	155,029	212,856

Long-term assets:
Property and equipment, net	27,164	12,663
Restricted cash	350	515
Goodwill	139,004	135,489
Intangible assets, net	33,724	57,706
Other assets	2,369	375
Total long-term assets	202,611	206,748
Total assets	$357,640	$419,604

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable and accrued expenses	$10,520	$7,617
Accrued cost of revenue	71,951	65,053
Accrued payroll and payroll related expenses	9,708	8,767
Deferred revenue	742	868
Total current liabilities	92,921	82,305

Other long-term liabilities	6,079	1,829
Total liabilities	99,000	84,134

Stockholders’ equity:

Preferred stock, $0.001 par value, 5,000,000 shares authorized, no shares issued and outstanding as of December 31, 2014 and December 31, 2013	—	—
Common stock, $0.001 par value, 250,000,000 shares authorized, 138,818,285 and 106,314,909 shares issued and outstanding as of December 31, 2014 and December 31, 2013, respectively	139	106
Additional paid-in capital	473,217	400,716
Accumulated other comprehensive loss	(473)	(196)
Accumulated deficit	(214,243)	(65,156)
Total stockholders’ equity	258,640	335,470
Total liabilities and stockholders’ equity	$357,640	$419,604

Millennial Media, Inc.

Unaudited Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Revenue	$86,429	$96,663	$296,164	$259,171
Cost of revenue	53,359	59,216	179,758	154,774
Gross profit	33,070	37,447	116,406	104,397
Operating expenses:
Sales and marketing	13,488	13,562	53,621	38,682
Technology and development	7,019	6,763	29,468	18,966
General and administrative	24,035	20,920	88,588	61,891
Goodwill and intangible asset impairment	—	—	93,479	—
Total operating expenses	44,542	41,245	265,156	119,539
Loss from operations	(11,472)	(3,798)	(148,750)	(15,142)
Other expense
Interest expense, net	(46)	(60)	(145)	(95)
Other income/(expense)	—	77	—	77
Total other expense, net	(46)	17	(145)	(18)
Loss before income taxes	(11,518)	(3,781)	(148,895)	(15,160)
Income tax benefit (expense)	(98)	78	(192)	47
Net loss attributable to common stockholders	$(11,616)	$(3,703)	$(149,087)	$(15,113)

Net loss per share:
Basic and diluted	$(0.10)	$(0.04)	$(1.36)	$(0.18)

Weighted average common shares outstanding:
Basic and diluted	116,866	96,210	109,613	84,029

Stock-based compensation expense included above:
Sales and marketing	$258	$255	$1,088	$877
Technology and development	197	162	707	1,665
General and administrative	2,741	1,738	11,787	6,411
Total stock-based compensation expense	$3,196	$2,155	$13,582	$8,953

Millennial Media, Inc.

Reconciliation of Net Loss to Non-GAAP Adjusted EBITDA

(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Net loss	$(11,616)	$(3,703)	$(149,087)	$(15,113)
Adjustments:
Interest expense, net	46	60	145	95
Income tax (benefit) expense	98	(78)	192	(47)
Goodwill and intangible asset impairment	—	—	93,479	—
Depreciation and amortization expense	3,983	2,769	16,733	5,913
Acquisition-related costs	2,526	6,141	5,282	8,410
Deferred compensation	—	250	250	750
Stock-based compensation expense	3,197	2,155	13,582	8,953
Total net adjustments	9,850	11,297	129,663	24,074
Adjusted EBITDA	$(1,766)	$7,594	$(19,424)	$8,961

Reconciliation of Net Loss per share to Non-GAAP Net Income (loss) per share

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Net loss per share	$(0.10)	$(0.04)	(1.36)	(0.18)
Adjustments:
Interest expense, net	0.00	0.00	0.00	0.00
Income tax (benefit) expense	0.00	(0.00)	0.00	0.00
Goodwill and intangible asset impairment	—	—	0.86	—
Depreciation and amortization expense	0.03	0.03	0.15	0.07
Acquisition-related costs	0.02	0.06	0.05	0.10
Deferred compensation	—	0.01	0.00	0.01
Stock-based compensation expense	0.03	0.02	0.12	0.10
Total net adjustments	0.08	0.12	1.18	0.28
Diluted non-GAAP net income (loss) per share	$(0.02)	$0.08	$(0.18)	$0.10
Weighted average common shares outstanding - dilutive	107,547	98,650	109,613	87,172

Millennial Media, Inc.

Unaudited Pro Forma Combined Statement of Operations

(in millions)

Millennial Media (MM) and Nexage (NX) Consolidated Income Statement	Three Months Ended December 31, 2014			Year Ended December 31, 2014
Stand alone presentation	MM	NX	Combined	MM	NX	Combined
Gross Billings	$85.0	$18.5	$103.6	$294.8	$56.5 *	$351.2
Intercompany revenue	—	—	(1.0)	—	—	(2.9)*
Gross Billings minus I/C	85.0	18.5	102.6	294.8	56.5	348.3

Nexage Publisher COS	—	14.9	14.9	—	45.8	45.8

Revenue before I/C elim	85.0	3.6	88.7	294.8	10.7	305.4

Revenue after I/C elim	85.0	3.6	87.7	294.8	10.7 *	302.5

Cost of revenue	53.4	0.0	53.4	179.8	0.3	180.0
Intercompany cost of revenue	—	—	(1.0)	—	—	(2.9)
Net cost of revenue	53.4	0.0	52.4	179.8	0.3	177.1
Gross profit	31.7	3.6	35.3	115.0	10.4	125.4
	37.3%	99.0%	40.2%	39.0%	97.5%	41.5%
Operating expenses:
Sales and marketing	12.9	2.1	15.0	53.1	8.7	61.7
Technology and development	6.5	2.1	8.6	29.0	7.9	36.9
General and administrative	23.1	4.3	27.4	87.7	7.5	95.2
Goodwill and intangible asset impairment	—	—	—	93.5	—	93.5
Total operating expenses	42.6	8.5	51.0	263.2	24.2	287.3
Loss from operations	(10.9)	(4.9)	(15.7)	(148.2)	(13.8)	(161.9)
Interest and other expense
Interest expense	(0.1)	(0.1)	(0.2)	(0.1)	(0.7)	(0.8)
Other income/(expense)	—	0.2	0.2	—	(1.1)	(1.1)
Total interest and other expense	(0.1)	0.1	0.0	(0.1)	(1.7)	(1.9)
Loss before income taxes	(10.9)	(4.8)	(15.7)	(148.3)	(15.5)	(163.8)
Income tax benefit (expense)	(0.1)	0.0	(0.1)	(0.2)	0.0	(0.2)
Net loss attributable to common stockholders	$(11.0)	$(4.8)	$(15.8)	$(148.5)	$(15.5)	$(164.0)

* NX PFC standalone revenue net of intercompany of $2.9M is $53.5M Gross billings and $7.6M Net revenue

AEBITDA Rec
Net Loss	$(11.0)	$(4.8)	$(15.8)	$(148.5)	$(15.5)	$(164.0)
Adjustments:
Interest expense, net	0.1	0.1	0.2	0.1	0.7	0.8
Income tax (benefit) expense	0.1	(0.0)	0.1	0.2	(0.0)	0.2
Goodwill and intangible asset impairment	—	—	—	93.5	—	93.5
Depreciation and amortization expense	3.5	0.5	4.0	16.3	0.7	16.9
Acquisition-related costs	2.3	2.9	5.2	5.1	3.2	8.3
Deferred compensation	—	—	—	0.3	—	0.3
Stock-based compensation expense	3.2	0.1	3.2	13.5	0.3	13.8
Warrant and derivative expense (income)	—	(0.2)	(0.2)	—	1.1	1.1
Total net adjustments:	9.1	3.4	12.5	129.0	5.9	134.9
Adjusted EBITDA	$(1.9)	$(1.4)	$(3.3)	$(19.5)	$(9.6)	$(29.1)

Millennial Media, Inc.

Unaudited Pro Forma Combined Statement of Operations

(in millions, except share and per share data)

Millennial Media and Nexage Consolidated Income Statement	Three Months Ended March 31, 2014			Three Months Ended June 30, 2014			Three Months Ended September 30, 2014			Three Months Ended December 31, 2014			Twelve Months Ended December 31, 2014
	MM	NX	Combined	MM	NX	Combined	MM	NX	Combined	MM	NX*	Combined	MM	NX*	Combined
Gross Billings	$72.6	$10.7	$83.3	$67.3	$12.9	$80.2	$69.8	$14.4	$84.2	$91.8	$11.8	$103.6	$301.5	$49.7	$351.2
Intercompany revenue	$—		$(1.0)			$(0.5)			$(0.4)			$(1.0)	$—	$—	$(2.9)
Gross Billings minus I/C	$72.6	$10.7	$82.3	$67.3	$12.9	$79.7	$69.8	$14.4	$83.7	$91.8	$11.8	$102.6	$301.5	$49.7	$348.3

Nexage Publisher COS		$8.7	$8.7		$10.5	$10.5		$11.7	$11.7	$5.4	$9.5	$14.9	$5.4	$40.4	$45.8

Revenue before I/C elim	$72.6	$2.0	$74.6	$67.3	$2.4	$69.7	$69.8	$2.7	$72.5	$86.4	$2.3	$88.7	$296.2	$9.3	$305.4

Revenue after I/C elim	72.6	2.0	73.5	67.3	2.4	69.2	69.8	2.7	72.1	86.4	2.3	87.7	296.2	9.3	302.5

Cost of revenue	42.7	0.1	42.8	40.3	0.1	40.4	43.4	0.1	43.5	53.4	0.0	53.4	179.8	0.3	180.0
Intercompany cost of revenue			(1.0)			(0.5)			(0.4)			(1.0)	—	—	(2.9)
Net cost of revenue	42.7	0.1	41.8	40.3	0.1	39.9	43.4	0.1	43.0	53.4	0.0	52.4	179.8	0.3	177.1
Gross profit	29.9	1.9	31.8	27.0	2.3	29.3	26.4	2.6	29.0	33.1	2.2	35.3	116.4	9.0	125.4
	41.2%	96.3%	43.2%	40.2%	96.7%	42.4%	37.8%	97.1%	40.3%	38.3%	98.3%	40.2%	39.3%	97.1%	41.5%
Operating expenses:
Sales and marketing	13.5	2.0	15.5	13.4	2.2	15.6	13.2	2.4	15.5	13.5	1.5	15.0	53.6	8.1	61.7
Technology and development	7.5	1.9	9.4	7.5	1.9	9.4	7.5	2.1	9.6	7.0	1.6	8.6	29.5	7.5	36.9
General and administrative	21.8	0.9	22.6	21.2	0.9	22.1	21.6	1.5	23.1	24.0	3.4	27.4	88.6	6.6	95.2
Goodwill and intangible asset impairment			—			—	93.5		93.5	—		—	93.5	—	93.5
Total operating expenses	42.8	4.8	47.6	42.1	5.0	47.1	135.7	5.9	141.6	44.5	6.5	51.0	265.2	22.2	287.3
Loss from operations	(12.9)	(2.9)	(15.8)	(15.0)	(2.8)	(17.8)	(109.3)	(3.3)	(112.6)	(11.5)	(4.3)	(15.7)	(148.8)	(13.2)	(161.9)
Interest and other expense
Interest expense	(0.0)	(0.1)	(0.1)	(0.0)	(0.1)	(0.2)	(0.0)	(0.3)	(0.4)	(0.0)	(0.1)	(0.2)	(0.1)	(0.7)	(0.8)
Other income/(expense)	—	0.0	0.0	—	(0.8)	(0.8)	—	(0.4)	(0.4)	—	0.2	0.2	—	(1.1)	(1.1)
Total interest and other expense	(0.0)	(0.1)	(0.1)	(0.0)	(0.9)	(1.0)	(0.0)	(0.8)	(0.8)	(0.0)	0.1	0.0	(0.1)	(1.7)	(1.9)
Loss before income taxes	(12.9)	(3.0)	(15.9)	(15.1)	(3.7)	(18.8)	(109.4)	(4.0)	(113.4)	(11.5)	(4.2)	(15.7)	(148.9)	(14.9)	(163.8)
Income tax benefit (expense)	(0.0)		(0.0)	(0.0)		(0.0)	(0.1)	—	(0.1)	(0.1)	—	(0.1)	(0.2)	—	(0.2)
Net loss attributable to common stockholders	$(12.9)	$(3.0)	$(15.9)	$(15.1)	$(3.7)	$(18.8)	$(109.4)	$(4.0)	$(113.5)	$(11.6)	$(4.2)	$(15.8)	$(149.1)	$(14.9)	$(164.0)

Weighted c/s o/s	106,543			107,038			107,547			116,866			109,613
Net loss per share (GAAP)	$(0.12)			$(0.14)			$(1.02)			$(0.10)			$(1.36)

AEBITDA Rec
Net Loss	$(12.9)	$(3.0)	$(15.9)	$(15.1)	$(3.7)	$(18.8)	$(109.4)	$(4.0)	$(113.5)	$(11.6)	$(4.2)	$(15.8)	$(149.1)	$(14.9)	$(164.0)
Adjustments:
Interest expense, net	0.0	0.1	0.1	0.0	0.1	0.2	0.0	0.3	0.4	0.0	0.1	0.2	0.1	0.7	0.8
Income tax (benefit) expense	0.0	—	0.0	0.0	—	0.0	0.1	—	0.1	0.1	—	0.1	0.2	—	0.2
Goodwill and intangible asset impairment			—			—	93.5		93.5	—	—	—	93.5	—	93.5
Depreciation and amortization expense	3.9	0.0	4.0	4.3	0.0	4.3	4.5	0.1	4.6	4.0	0.1	4.0	16.7	0.2	16.9
Acquisition-related costs	0.3		0.3	1.0		1.0	1.5	0.4	1.9	2.5	2.7	5.2	5.3	3.0	8.3
Deferred compensation	0.3		0.3	—		—	—		—	—		—	0.3	—	0.3
Stock-based compensation expense	3.8	0.1	3.8	3.7	0.1	3.8	2.9	0.1	3.0	3.2	0.0	3.2	13.6	0.2	13.8
Warrant and derivative expense (income)	—		—	—	0.8	0.8	—	0.4	0.4		(0.2)	(0.2)	—	1.1	1.1
Total net adjustments:	8.3	0.2	8.5	9.0	1.0	10.0	102.5	1.3	103.8	9.8	2.7	12.5	129.7	5.2	134.9
Adjusted EBITDA	$(4.7)	$(2.8)	$(7.4)	$(6.1)	$(2.7)	$(8.8)	$(6.9)	$(2.8)	$(9.7)	$(1.8)	$(1.5)	$(3.3)	$(19.4)	$(9.7)	$(29.1)

* Represents results of Nexage prior to acquisition on December 4, 2014

Millennial Media, Inc.

Unaudited Pro Forma Combined Revenue*

(in millions)

	Q1 2014	Q2 2014	Q3 2014	Q4 2014	FY 2014
Gross Billings
Managed Media	$67.8	$61.4	$62.7	$77.0	$268.9
Platform	14.5	18.2	21.0	25.7	79.4
Total Gross Billings	$82.3	$79.6	$83.7	$102.7	$348.3

Net Revenue
Managed Media	$67.8	$61.4	$62.7	$77.0	$268.9
Platform	5.8	7.7	9.3	10.7	33.6
Total Net Revenue	$73.6	$69.1	$72.1	$87.7	$302.5

*Platform revenue includes Nexage revenue for 2014